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                                                                   EXHIBIT 10.67

                                                         Equity Pledge Agreement
                        Dongguan Focus Media AcknowledgeLetter for Participation

                     ACKNOWLEDGE LETTER FOR PARTICIPATION OF
                             EQUITY PLEDGE AGREEMENT

      SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (registered address: Room 1003F, No.1027, Changning Road, Changning District, Shanghai), SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (registered address: Room A65, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai) (hereinafter "PARTICIPATING PLEDGORS" collectively) and DONGGUAN FOCUS MEDIA ADVERTISEMENT CO., LTD. (registered address: Floor 8, Shenghe Dalang Commercial Building, Nanchen District, Dongguan) (hereinafter "PARTICIPATING TARGET COMPANY") hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter"FOCUS MEDIA TECHNOLOGY"), Focus Media Digital Information Technology (Shanghai) Co, Ltd. (hereinafter "FOCUS MEDIA DIGITAL"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter "EQUITY PLEDGE AGREEMENT") as an independent contract party. Participating Pledgors and Participating Target Company pledge the equity of the Participating Target Companies which constitute 100% of the registered capital of the Participating Target Companies to Focus Media Technology as the date of the Acknowledgement Letter to secure the following contractual obligations:

      1.    Contractual obligation for the Participating Pledgeors:

            (a) Participating Pledgeors' obligation under the Call Option Agreement among Focus Media Technology and other relevant parties dated March 28, 2005 (hereinafter "CALL OPTION AGREEMENT") Participating by the Participating Pledgeors pursuant to the Acknowledge Letter dated May 22, 2006; and

            (b) Participating Pledgeors' obligation under the Shareholder's Voting Rights Proxy Agreement among Focus Media Technology and other relevant parties dated March 28 2005 (hereinafter "VOTING RIGHTS PROXY AGREEMENT") Participating by the Participating Pledgeors pursuant to the Acknowledge Letter dated May 22, 2006.

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      2.    Contractual obligation for the Participating Target Company:

            (a) Participating Target Company's obligation under the Call Option Agreement Participating by the Participating Target Company pursuant to the Acknowledge Letter dated May 22, 2006; and

            (b) Participating Target Company's obligation under the Shareholder's Voting Rights Proxy Agreement Participating by the Participating Target Company pursuant to the Acknowledge Letter dated May 22, 2006.

This Acknowledgement Letter once executed by the Participating Pledgeors and Participating Target Company, Participating Pledgeors and Participating Target Companies shall make the same undertakings and warranties with those of Pledgeors and Target Companies under the Equity Pledge Agreement (which shall in relation to the Participating Pledgeors and Participating Target Company, and shall be limited to those applicable to Participating Pledgeors and Participating Target Company), agree to perform the obligations of Pledgors and Target Company stipulated in the Equity Pledge Agreement (which shall in relation to the Participating Pledgeors and Participating Target Company, and shall be limited to those applicable to Participating Pledgeors and Participating Target Company), and admit the rights and obligations of Parties under the Equity Pledge Agreement.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

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                                                         Equity Pledge Agreement
                        Dongguan Focus Media AcknowledgeLetter for Participation

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(CHOP)

Sign:  /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(CHOP)

Sign:   /s/ Jason Nanchun Jiang
      ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

DONGGUAN FOCUS MEDIA ADVERTISEMENT CO., LTD.
(CHOP)

Sign:  /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign:  /s/ Jason Nanchun Jiang
     --------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign:  /s/ Jason Nanchun Jiang
      ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006